                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

   Name of Subsidiary                                Incorporated or Organized Under Laws of
   ------------------                                ---------------------------------------

American Flange & Manufacturing Co., Inc.                            Illinois
Barzon Corporation                                                   Delaware
Great Lakes Corrugated Corp.                                         Ohio
Greif Bros. Corp. of Ohio, Inc.                                      Delaware
Greif Bros. Service Corp.                                            Delaware
Greif Containers, Inc.                                               Delaware
Greif Nevada Holdings, Inc.                                          Nevada
Greif US Holdings, Inc.                                              Nevada
Sirco Systems, LLC                                                   Delaware
Soterra LLC                                                          Delaware
Tainer Transportation, Inc.                                          Delaware
Trend Pak, Inc.                                                      Ohio
Lametal del Norte S.A.                                               Argentina
Van Leer Argentina S.A.                                              Argentina
Van Leer Administration Pty Ltd.                                     Australia
Van Leer Australia Pty Limited                                       Australia
Van Leer Southeast Asia Partnership Ltd.                             Australia
Van Leer (SEA) Services Pty Ltd.                                     Australia
Austro Fass Vertriebs GmbH (51%)                                     Austria
Van Leer Belize, Ltd.                                                Belize
Van Leer Coordination Center BVBA                                    Belgium
Van Leer Muno BVBA                                                   Belgium
Greif Insurance Company Limited                                      Bermuda
Van Leer Amazonas Ltda.                                              Brazil
Van Leer Embalagens Industriais do Brasil Ltda                       Brazil
Van Leer Holding Ltda                                                Brazil
Greif Canada, Inc.                                                   Canada
Van Leer Chile SA                                                    Chile
Van Leer-Cogas SA (51%)                                              Chile
Van Leer Ningbo Packaging Ltd.                                       China
Van Leer Taicang Co. Ltd.                                            China
Van Leer Envases de Colombia SA                                      Columbia
Van Leer Envases de Costa Rica SA                                    Costa Rica
Van Leer Obaly A.S. (97.1%)                                          Czech Republic
Van Leer Danmark A/S                                                 Denmark
Van Leer Egypt LLC (75%)                                             Egypt
Greif France Holdings SAS                                            France
Van Leer Fibre et Plastique France SNC                               France
Van Leer France Holdings SAS                                         France
Van Leer France SNC                                                  France
Van Leer Grundstucksverwaltungs GmbH                                 Germany
Van Leer Verpackungen Beteilgungs GmbH                               Germany
Van Leer Verpackungen GmbH & Co. KG                                  Germany
Van Leer Elpack AEBE                                                 Greece

                                                                      EXHIBIT 21
                                                                     (continued)

   Name of Subsidiary                                Incorporated or Organized Under Laws of
   ------------------                                ---------------------------------------

Van Leer Envases de Guatemala S.A.                                   Guatemala
Van Leer Dunadob Kft.                                                Hungary
Balmer Lawrie - Van Leer Ltd. (40.06%)                               India
Van Leer Ireland Ltd.                                                Ireland
Van Leer Italia SpA                                                  Italy
Van Leer Jamaica Ltd.                                                Jamaica
Chuo-Sangyo Ltd.                                                     Japan
Nippon Van Leer Limited                                              Japan
Tri-Sure Japan, Ltd.                                                 Japan
Van Leer East Africa Ltd.                                            Kenya
Van Leer Cylinders Sdn. Bhd.                                         Malaysia
Van Leer Malaysia Sdn. Bhd.                                          Malaysia
Van Leer Packaging Sdn Bhd                                           Malaysia
Compania Mexicana Tri-Sure, S.A. de C.V.                             Mexico
Consorcio Van Leer Mexicana, S.A. de C.V.                            Mexico
Fibro Tambor, S.A. de C.V.                                           Mexico
Servicios Corporativos Van Leer, S.A. de C.V.                        Mexico
Van Leer Mexicana S.A. de C.V.                                       Mexico
Van Leer Mocambique Lda. (80%)                                       Mozambique
Van Leer Omafu S.A. (60%)                                            Morocco
Doclog B.V.                                                          Netherlands
Emballage Fabrieken Verma BV                                         Netherlands
Gronystaal B.V.                                                      Netherlands
Royal Packaging Industries Van Leer B.V.                             Netherlands
Paauw Holdings BV                                                    Netherlands
Tri-Sure Closure Systems B.V.                                        Netherlands
Van Leer Beheer I BV                                                 Netherlands
Van Leer Beheer II BV                                                Netherlands
Van Leer Beheer VI BV                                                Netherlands
Van Leer Beheer VII BV                                               Netherlands
Van Leer Beheer VIII BV                                              Netherlands
Van Leer Eurobottle B.V.                                             Netherlands
Van Leer Nederland B.V.                                              Netherlands
Van Leer Nederland Verpakkigen BV                                    Netherlands
Van Leer Services B.V.                                               Netherlands
Van Leer Vastgoed B.V.                                               Netherlands
Van Leer New Zealand Limited                                         New Zealand
Van Leer Containers PLC (51%)                                        Nigeria
Van Leer Philippines Inc.                                            Philippines
Van Leer Silesia Sp. Z.o.o.                                          Poland
Van Leer AquaPack Sp. Z.o.o.                                         Poland
Embalagens de Portugal Van Leer, Lda.                                Portugal
Socer-Embalagens, Ltda. (25%)                                        Portugal
Van Leer Romania Ltd.                                                Romania
LLC Van Leer Perm                                                    Russia
LLC Van Leer Volga-Don                                               Russia
LLC Van Leer Vologda                                                 Russia
ZAO Van Leer Upakovka                                                Russia
ZAO Van Leer Ural                                                    Russia
Van Leer Singapore Pte Ltd                                           Singapore
Greif Spain Holdings, SL.                                            Spain

                                                                      EXHIBIT 21
                                                                     (concluded)

   Name of Subsidiary                                Incorporated or Organized Under Laws of
   ------------------                                ---------------------------------------

Van Leer Espana S.A.                                                 Spain
Van Leer Iberica S.A.                                                Spain
Neptune Plastics (Pty) Ltd                                           South Africa
Van Leer AP Plastics (Pty) Ltd.                                      South Africa
Van Leer Metal Containers South Africa (Pty) Ltd.                    South Africa
Van Leer South Africa (Pty) Ltd.                                     South Africa
Van Leer Svenska AB                                                  Sweden
Van Leer Sweden Packaging AB                                         Sweden
Van Leer Thailand Co., Ltd.                                          Thailand
Van Leer Containers Ltd                                              Trinidad
Van Leer Mimaysan Ambalaj Sanayi AS (75%)                            Turkey
Van Leer Supak Ambalaj Sanayi Ticaret Ltd.                           Turkey
Van Leer Ukraine LLC                                                 Ukraine
Ecocontainer (UK) Ltd.                                               United Kingdom
Metal Containers Ltd.                                                United Kingdom
Van Leer (UK) Ltd.                                                   United Kingdom
Van Leer Uruguay S.A.                                                Uruguay
Industrias Venezolana Van Leer C.A.                                  Venezuela
Van Leer Envases de Valencia C.A.                                    Venezuela
Van Leer Venezuela, C.A.                                             Venezuela
Van Leer Zimbabwe Private Ltd.                                       Zimbabwe